UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona		85705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (520) 615-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2023, Mister Car Wash, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission disclosing the voting results of its Annual Meeting of Stockholders held on May 25, 2023 (the “Meeting”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed solely to correct typographical errors in the voting results disclosed in Item 5.07 of the Original Current Report with respect to (i) the election of Ronald Kirk as a Class II director and (ii) the approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation. These corrections do not change the outcome of any proposal considered at the Annual Meeting. Except as disclosed herein, this Amendment does not amend or update any other information set forth in the Original Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of March 31, 2023, the Record Date for the Meeting, 308,066,852 shares of common stock, par value $0.01 per share (“Common Stock”) were outstanding and entitled to vote at the Meeting. Each share of Common Stock was entitled to one vote on all matters voted upon at the Meeting. A total of 296,379,476 shares, or approximately 96% of the Company’s common stock were represented in person or by proxy at the Meeting.

A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below. The proposals are described further in the Proxy Statement for the Meeting.

Item 1 – Election of four Class II directors to serve until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
J. Kristofer Galashan	249,786,653	38,376,698	8,216,125
Jeffrey Suer	266,181,364	21,981,987	8,216,125
Ronald Kirk	265,381,061	22,782,290	8,216,125
Veronica Rogers	285,107,397	3,055,954	8,216,125

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
293,728,740	2,647,246	3,490	-0-

Item 3 – Amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
255,721,617	32,405,887	35,847	8,216,125

Item 4 – To hold a non-binding advisory vote on the frequency of future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes ABSTAINED	Broker Non-Votes
288,015,881	5,920	136,674	4,876	8,216,125

Based on the foregoing votes, each of J. Kristofer Galashan, Jeffrey Suer, Ronald Kirk, and Veronica Rogers were elected as a Class II director, Items 2 and 3 were approved, and future advisory stockholder votes on the compensation of the Company’s named executive officers will be held once every year.

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISTER CAR WASH, INC.

Date:	June 05, 2023	By:	/s/ Markus Hartmann
Markus Hartmann General Counsel and Secretary